POLARIS GLOBAL VALUE FUND (the “Fund”)

Supplement dated July 21, 2021 to the Statement of Additional Information (“SAI”)
dated May 1, 2021

The following disclosure hereby replaces the corresponding section under “H. Other Fund Service Providers” on page 30 of the SAI:

Custodian. Northern Trust Company (the “Custodian”) is the custodian for the Fund. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 50 South LaSalle Street, Chicago, Illinois 60603.

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For more information, please contact a Fund customer service representative toll free at
(888) 263-5594.

PLEASE RETAIN FOR FUTURE REFERENCE.